SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  June 15, 1999


                                XL CAPITAL LTD
               ________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


      Cayman Islands                 1-10804                  98-0191089
 (State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)





     Cumberland House, 1 Victoria Street, Hamilton, Bermuda            HM 11
_______________________________________________________________________________
           (Address of Principal Executive Offices)                 (Zip Code)



                             (441) 292-8515
________________________________________________________________________
          (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

          On June 15, 1999, XL Capital Ltd. ("XL") issued a press release stating that it had received the approval of the Superintendent of Insurance of the State of New York in connection with its anticipated merger with NAC Re Corp. ("NAC Re") pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 15, 1999, among XL, Dasher Acquisition Corp., a wholly-owned subsidiary of XL, and NAC Re. With this approval, XL and NAC Re have received all material regulatory approvals required in connection with the merger, as well as approval of the NAC Re stockholders and the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. XL and NAC Re expect to consummate the merger on June 18, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit   Description

99.1      Letter dated June 8, 1999 from Brian M. O'Hara to Nicholas M.
          Brown, Jr.

99.2      Press release dated June 15, 1999

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 15, 1999

                                   XL CAPITAL LTD

                                   By: /s/ Paul S. Giordano
                                       ____________________________________
                                       Paul S. Giordano
                                       Senior Vice President, General Counsel
                                       and Secretary

                                 EXHIBIT INDEX

Exhibit   Description


99.1    Letter dated June 8, 1999 from Brian O'Hara to Nicholas M. Brown, Jr.

99.2    Press release dated June 15, 1999

                                 EXHIBIT 99.1

                                                                EXHIBIT 99.1


[LOGO]

                                                   XL Capital Ltd

                                                   Cumberland House
                                                   One Victoria Street
                                                   P.O. Box HM 2245
                                                   Hamilton, HM JX
                                                   Bermuda


                                                   Phone: (441) 292-8515
                                                   Fax:   (441) 292-5280
NEWS RELEASE

IMMEDIATE

Contact:  Paul S. Giordano
          Senior Vice President,
          General Counsel & Secretary
          (441) 292-8515


  XL CAPITAL LTD AND NAC RE CORP. MERGER SCHEDULED TO CLOSE ON JUNE 18, 1999

HAMILTON, BERMUDA, June 15, 1999 - The Superintendent of Insurance of the State of New York has approved XL Capital Ltd's (NYSE:XL) ("XL Capital") acquisition of control of NAC Re Corp. (NYSE:NRC) ("NAC Re") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 15, 1999, as amended, among XL Capital, Dasher Acquisition Corp., a wholly-owned subsidiary of XL Capital, and NAC Re. With this approval, XL Capital and NAC Re have received all material regulatory approvals required in connection with the merger, as well as the approval of NAC Re's stockholders and the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. XL Capital and Nac Re expect to consummate the merger on June 18, 1999. The merger remains subject to the other closing conditions and other provisions of the Merger Agreement.

XL Capital, through its wholly owned subsidiaries, including XL Insurance Ltd, XL Mid Ocean Reinsurance Ltd, XL Capital Products Ltd and The Brockbank Group plc, is a leading provider of insurance and reinsurance coverages and financial products worldwide.

NAC Re is the parent company of NAC Reinsurance Corporation, an A+ rated U.S. reinsurer which is licensed in all fifty states, the District of Columbia and all provinces of Canada.

Additional information on both XL Capital and NAC Re is available from their respective web sites, www.xl.bm. and www.nacre.com.

                                 EXHIBIT 99.2

                                                                  EXHIBIT 99.2


          Re: Agreement and Plan of Merger dated as of February 15, 1999, as amended on April 26, 1999
               (the "Merger Agreement") among XL Capital Ltd
               ("XL"), Dasher Acquisition Corp. ("Dasher") and
               NAC Re Corp.("NAC Re")

June 8, 1999

NAC Re Corp.
One Greenwich Plaza
Greenwich, CT 06836-2568

     Attn:  Mr. Nicholas M. Brown, Jr.

Dear Sirs:

          Reference is made to Section 1.2 of the Merger Agreement (capitalized terms used and not defined herein having the meaning assigned to them in the Merger Agreement). XL, Dasher and NAC Re desire that the Closing take place on or about June 18, 1999. In light of the foregoing, XL, Dasher and NAC Re agree that the "Determination Date" referred to in Section 7.1(g) of the Merger Agreement shall be the later of (i) June 18, 1999 and (ii) the trading day immediately prior to the date on which all the conditions to Closing (other than conditions that, by their terms, cannot be satisfied until the Closing Date) set forth in Article VI of the Merger Agreement shall have been satisfied or waived, subject to change as provided in Section 7.1(g) of the Merger Agreement.

          We hope that the foregoing has been useful in memorializing our position on these matters. Our Board looks forward to completing the Merger on or about June 18, 1999.

                               Very truly yours,

                               /s/ Brian M. O'Hara

                               Brian M. O'Hara
                               President and Chief Executive Officer of
                               XL Capital Ltd and
Agreed and Accepted:           President of Dasher Acquisition Corp.

/s/ Nicholas M. Brown, Jr.
Nicholas M. Brown, Jr.
President and Chief Executive Officer of
NAC Re Corp.
June 8, 1999